Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Bennet P. Tchaikovsky, certify that:

1. I have reviewed this report on Form 10-KSB/A of Innovative Card Technologies, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 30, 2007	By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer

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